Exhibit 10.1
Form 8-K
Viking Systems, Inc.
File No. 000-49636

                          SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 22, 2005, among (i) Viking Systems, Inc., a Nevada corporation ("Viking"), (ii) St. Cloud Capital Partners, L.P., a Delaware limited partnership ("St. Cloud"), as "Lead Lender" and "Collateral Agent" and (iii) St. Cloud, Donald Tucker, Brian Miller, and any other Person signing the signature page of this Agreement as an Investor or that becomes an Investor after the date hereof in accordance with this Agreement (collectively, the "Investors").

                                    Recitals

     The capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1 hereof.

     Viking desires to borrow up to $2,750,000 from Investors on the terms and conditions of this Agreement and each of the Investors hereby agrees to make a Loan to Viking on the terms and conditions of this Agreement.

     Viking has agreed to secure the Obligations by granting to the Investors a Second Priority Lien on the Collateral. Such Second Priority Lien is junior to and subordinate to a first priority Lien of Silicon Valley Bank.

     As additional consideration for each of the Investors making a Loan to Viking, each Investor will be given the right to convert his, her or its Loan into shares of Viking's Common Stock and each Investor will be given a Warrant to purchase additional shares of Viking Common Stock.

     Each of the Investors hereby appoints St. Cloud as the "Collateral Agent" to act hereunder on behalf of all of the Investors under the Security Agreement.

     Simultaneously with the execution and delivery of this Agreement by each of the Investors (or an Addendum Agreement to this Agreement, as applicable), (a) each Investor shall lend Viking the amount set forth opposite such Investor's name on Annex A of this Agreement, which maximum Loan to be made by all Investors as a group is an aggregate of $2,750,000, (b) Viking shall issue to each of the Investors a Promissory Note in the principal amount of such Investor's Loan substantially in the form of Exhibit A, (c) Viking shall grant each of the Investors a Warrant to purchase shares of Viking's Common Stock substantially in the form of Exhibit B, and (d) each of the Investors and Viking shall execute and deliver a Registration Rights Agreement substantially in the form of Exhibit C (or a Joinder to such Registration Rights Agreement, as



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applicable).  In addition,  as of the date hereof,  each of the Collateral Agent and Viking shall execute and deliver a Security Agreement substantially in the form of Exhibit D.


     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                                    Agreement

     1. Definitions. For purposes of this Agreement, the following terms shall have the meaning set forth below:

          (a) "Acceptance Period" is defined in Section 15.1.

          (b) "Agent-Related Persons" is defined in Section 18.2.

          (c) "Agent's Liens" is defined in Section 18.8.

          (d) "Business" is defined in Section 11.18.

          (e) "CERCLA" is defined in Section 11.15.

          (f) "Closings" is defined in Section 3.

          (g) "Closing Fee" is defined in Section 2.3.

          (h) "Closing Date" is defined in Section 3.

          (i) "Code" is defined in Section 11.16.

          (j) "Collateral" means Viking's right, title and interest in, to and under all tangible and intangible personal property of Viking, in each case whether now owned or existing or hereafter acquired or arising and wherever located.

          (k) "Collateral Agent" is defined in the preamble of this Agreement.

          (l) "Common Stock" means the $.001 par value common stock of Viking.

          (m) "Conversion Notice" is defined in Section 4.1.

          (n) "Conversion Price" is $0.20 per share, subject to adjustment as set forth in Section 7 of this Agreement.

          (o)  "Conversion   Rights"  means  each  Investor's  right  under  the
     Promissory Note, to convert all or part of the outstanding balance of the Promissory Note into Common Stock at the Conversion Price.

          (p)   "Convertible   Securities"   means  any   securities  of  Viking
     convertible into or exercisable or exchangeable for Common Stock.

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          (q) "Co-Sale Right" is defined in Section 15.2.

          (r) "Current Balance Sheet" is defined in Section 11.6.

          (s) "Default" means a condition or event that, after notice or lapse of time, or both, would constitute an Event of Default.

          (t) "Default Conversion Price" is $0.05 per share, subject to adjustment as set forth in Section 7 of this Agreement.

          (u) "Eligible Preemptive Shares" is defined in Section 15.1.

          (v) "Environment" means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins and wetlands), groundwater, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life and any other environmental medium or natural resource.

          (w) "Environmental and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, rules, ordinances, and similar provisions having the force or effect of law, all judicial and administrative orders, judgments, directives, and determinations, all contractual obligations, permits, licenses and all common law, in each case concerning public health and safety, worker health and safety and pollution or protection of the environment (including, without limitation, all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous or otherwise regulated materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation), each as amended and as now or hereafter in effect.

          (x) "Event of Default" means the occurrence of any of the conditions or events set forth in Section 6 of the Promissory Notes.

          (y) "Exchange Act" is defined in Section 11.5

          (z) "Financial Statements" is defined in Section 11.5.

          (aa) "First Closing Date" means March 22, 2005, or such other date as Viking and St. Cloud mutually agree upon.

          (bb) "GAAP" is defined in Section 11.5.

          (cc) "Governmental Agency" means any government or any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

          (dd) "Indemnified Liabilities" is defined in Section 19.

          (ee) "Indemnified Person" is defined in Section 19.

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          (ff) "Investor" is defined in the preamble of this Agreement.

          (gg) "Lead Lender/Collateral Agent" is defined in the preamble of this Agreement.

          (hh) "Lead Lender Director" is defined in Section 10.1.

          (ii) "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

          (jj) "Loan" means the loan to be made by each of the Investors to Viking pursuant to the terms of this Agreement as evidenced by the Promissory Notes in the amount set forth opposite such Investors' names on Annex A of this Agreement.

          (kk) "Loan Documents" means, collectively, the Promissory Note, Security Instruments, Registration Rights Agreement, the Warrant and this Agreement, as each may be amended, supplemented or restated from time to time.

          (ll) "Major Shareholder" is defined in Section 15.2.

          (mm) "Major Shareholder Notice" is defined in Section 15.2.

          (nn) "Mandatory Conversion Notice" is defined in Section 4.3.

          (oo) "Mandatory Conversion Right" means Viking's right to require all or part of the Loan of each Investor to be converted into Common Stock pursuant to Section 4.2 of this Agreement.

          (pp) "Material Adverse Change" is defined in Section 11.6.

          (qq) "Material Adverse Effect" is defined in Section 11.6.

          (rr) "Maturity Date" is defined in Section 2.

          (ss) "Multiemployer Plan" is defined in Section 11.16.

          (tt) "New Issuance" is defined in Section 7.

          (uu) "Obligations" means obligations of Viking from time to time arising under or in respect of (i) the Loans, (ii) this Agreement and/or
     (iii) the other Loan Documents owing to Investors.

          (vv) "Observer" is defined in Section 10.1.

          (ww) "Parties" means Viking, the Lead Lender/Collateral Agent and the Investors.

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          (xx) "Pension Plan" is defined in Section 11.16.

          (yy) "Permitted Transferee" is defined in Section 15.2.

          (zz) "Person" shall mean any corporation, limited liability company, trust, partnership, individual, association or other entity.

          (aaa) "Preemptive Right" is defined in Section 15.1.

          (bbb) "Preemptive Right Notice" is defined in Section 15.1.

          (ccc)  "Promissory  Note"  shall mean and refer to each of the Secured
     Convertible Promissory Notes substantially in the form of Exhibit "A," dated as of the applicable Closing Date, and issued by Viking to evidence the Loans by each of the Secured Parties, as the same may be amended, restated or supplemented from time to time.

          (ddd) "Proprietary Information" is defined in Section 11.10.

          (eee) "Registration Rights Agreement" means a registration rights agreement substantially in the form of Exhibit "C" attached hereto, as the same may be amended, restated or supplemented from time to time.

          (fff) "Regulatory Problem" shall mean any transaction, circumstance or situation whereby (i) a Person and such Person's affiliates would own, control or have power over a quantity of securities of any kind issued by Viking or any other entity greater than is permitted under any requirement of any applicable governmental authority, or (ii) it has been asserted by any governmental regulatory agency, or such Person believes, that such Person or its affiliates are not entitled to hold, or exercise any significant right under or with respect to, the Securities.

          (ggg) "Regulatory  Violation" shall mean, with respect to Lead Lender,
     (i) a diversion of the proceeds of the issuance by Viking of the Securities from the use reported thereof on the SBA form No. 1031 delivered at Closing, if such diversion was effected without obtaining the prior written consent of Lead Lender (which may be withheld in its sole discretion) or
     (ii) a change in the principal business activity of Viking to an ineligible business activity (within the meaning of the SBIC Regulations) if such change occurs within one year after the date of the Closing.

          (hhh) "Required Investors" means Investors holding a majority in interest of the outstanding principal amount of the Promissory Notes, including the affirmative vote, consent or approval (as applicable) of St. Cloud.

          (iii) "St. Cloud" is defined in the preamble of this Agreement.

          (jjj) "SBA" is defined in Section 3.1.

          (kkk) "SBIC" means a small business investment company licensed under the SBIC Act.

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          (lll) "SBIC Act" means the Small  Business  Investment Act of 1958, as amended.

          (mmm) "SBIC Regulations" means the Small Business Investment Company Act of 1958, as amended, and the regulations issued by the SBA thereunder, codified at Title 13 of the Code of Federal Regulations ("13 C.F.R."), 107 and 121, as amended.

          (nnn) "SEC Filings" is defined in Section 11.

          (ooo) "SEC Reports" is defined in Section 11.11.

          (ppp) "Second Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to the Security Instruments, that such Lien is the only Lien to which such Collateral is subject, other than the first priority Lien of Silicon Valley Bank granted to Silicon Valley Bank pursuant to that certain Silicon Valley Bank Loan and Security Agreement, dated as of September 14, 2004, between Silicon Valley Bank and Viking (the "SVB Loan Agreement").

          (qqq) "Secured Parties" means each of the Investors.

          (rrr) "Securities" means the Promissory Notes, the Warrants and the Common Stock issuable upon conversion or exercise of the Promissory Notes and the Warrants.

          (sss) "Securities Act" is defined in Section 2.4.

          (ttt) "Security Agreement" means a security agreement substantially in the form of Exhibit "D" attached hereto, as the same may be amended, restated or supplemented from time to time.

          (uuu) "Security Instruments" means the Security Agreement, and UCC-1 Financing Statement and such other documents as may be reasonably required by the Investors to establish, preserve and perfect the Second Priority Lien on the Collateral and secure the Promissory Note.

          (vvv) "Shareholders" is defined in Section 13.5.

          (www) "Transaction Expenses" shall mean and include (i) all out-of-pocket fees and expenses incurred by Lead Lender and Collateral Agent in connection with its due diligence review of Viking, the preparation, negotiation, execution, interpretation and enforcement of this Agreement, the Securities and the other Loan Documents and the agreements contemplated hereby and thereby, and the consummation of all of the transactions contemplated hereby and thereby (including, without limitation, all travel expenses incurred by representatives or agents of Lead Lender and Collateral Agent and all reasonable fees and expenses of legal counsel, accountants and other third parties), (ii) all reasonable fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of each of the Loan Documents and the other agreements and instruments contemplated hereby and thereby, (iii) all recording and filing fees, stamp and other taxes which may be payable in respect of the execution and delivery of the

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     Loan Documents or the issuance,  delivery or acquisition of the Securities, and (iv) the fees and expenses incurred by Lead Lender and Collateral Agent in any filing with any governmental agency with respect to its investment in Viking or in any other filing with any governmental agency with respect to Viking which mentions Lead Lender and Collateral Agent.

          (xxx) "Viking" is defined in the preamble of this Agreement.

          (yyy) "Viking Benefit Plan" is defined in Section 11.16.

          (zzz) "Warrant" means the Warrant issued to each Investor as additional consideration for an Investor's Loan substantially in the form attached hereto as Exhibit B, as the same may be amended, restated or supplemented from time to time.

     2. The Loan. Viking agrees to borrow from the Investors, and each Investor, severally and not jointly, agrees to lend to Viking, subject to the terms and conditions set forth herein, the amount set forth opposite such Investor's name on Annex A, which Loan by such Investors in the aggregate shall be (a) in the minimum aggregate principal amount of $1,300,000 as of the First Closing Date and (b) in the maximum aggregate principal amount of $2,750,000 (the "Maximum Aggregate Principal Amount"). Each Loan shall be due on the date that is twelve months from the date hereof ("Maturity Date"). If on the First Closing Date, the Company shall not have issued to the Investors Promissory Notes in the maximum aggregate principal amount of $2,750,000, Viking shall have the right, at any time on or prior to the date that is two (2) weeks after the First Closing Date, to issue Promissory Notes to one or more Investors in an amount not to exceed the Maximum Aggregate Principal Amount, provided that any such additional Investor shall be required to execute an Addendum Agreement to this Agreement substantially in the form of Exhibit E. Any such additional Person so making a Loan to Viking pursuant to the terms of this Agreement shall be considered an "Investor" for purposes of this Agreement.

          2.1. Use of Loan Proceeds. The Loan proceeds shall be used by Viking pursuant to the use of proceeds as set forth on the certificate delivered pursuant to Section 3.1.10.

          2.2. Promissory Note and Grant of Security Interest. Each Loan shall be evidenced by a Promissory Note and secured by a Second Priority Lien against all of the Collateral as set forth in the Security Instruments. On the First Closing Date, Viking shall execute a Security Agreement which shall grant to each Investor and Collateral Agent a security interest in the Collateral in order to secure prompt repayment of any and all Obligations owed by Viking to each Investor and in order to secure prompt performance by Viking of its covenants and obligations under the Loan Documents. The Investors agree to enter into a customary subordination agreement as may reasonably be requested by Silicon Valley Bank relating to the subordination of Investor's loan to the rights and preferences of Silicon Valley Bank pursuant to the SVB Loan Agreement.

          2.3 Loan Closing Fee. On the applicable Closing Date for each such Investor, a total of two percent (2%) of the Loan from an Investor shall be deducted from the Loan proceeds from such Investor and shall be retained by such Investor as a closing fee (the "Closing Fee"). Accordingly, on such

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     Closing Date, Viking shall receive  ninety-eight percent (98%) of the total
     Loan proceeds and each of the Investors shall retain two percent (2%) of such Investor's Loan as a Closing Fee.

          2.4 Accredited Investors Only. The Promissory Notes will be offered and sold to only a limited number of selected sophisticated Investors, each of whom Viking has reasonable grounds to believe and does believe, immediately before making an offer, qualifies as an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and has such knowledge and experience of financial and business matters that such prospective purchaser is capable of evaluating the merits and risks of investing in the Promissory Notes.

     3. Deliveries at Closing. Subject to the terms and conditions set forth herein, the closings of the transactions contemplated herein (each, a "Closing") shall take place at the offices of Latham & Watkins LLP, 633 West Fifth Street, Los Angeles, California, (i) on the First Closing Date, with respect to St. Cloud, and (ii) on such other dates as Viking and such other Investor mutually agree upon, with respect to the other Investor, provided that such date shall be on or prior to two (2) weeks from the First Closing Date (as applicable to each such Investor, a "Closing Date").

          3.1 Deliveries by Viking at Closing. The obligations of each Investor under this Agreement are subject to the fulfillment, on or before the Closing of each of the following conditions, unless otherwise waived. At the Closing, Viking will have delivered to each Investor or its counsel all of the following documents:

               3.1.1 This Agreement, signed by a duly authorized officer of Viking;

               3.1.2 A Promissory Note, in the aggregate principal amount of the Loan, signed by a duly authorized officer of Viking;

               3.1.3 A Warrant to purchase the number of shares of Common Stock ("Warrant Shares") set forth opposite such Investor's name on Annex A, signed by a duly authorized officer of Viking;

               3.1.4 The Security Agreement, signed by a duly authorized officer of Viking;

               3.1.5 The Registration Rights Agreement, signed by a duly authorized officer of Viking;

               3.1.6 A certificate, dated as of the Closing Date, signed by the Chief Executive Officer and President of Viking, in the form reasonably acceptable to Lead Lender's counsel, certifying (i) that the representations and warranties of Viking contained in Section 11 are true and correct in all respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date (except, with respect to Closings subsequent to the First Closing Date, for changes resulting from the transactions contemplated by this Agreement); (ii) that Viking has performed and complied with all covenants, agreements, obligations and conditions contained in the Agreement that are required to be performed or complied with by it on or before the Closing; (iii) a

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          true and complete copy of the Articles of Incorporation  and Bylaws of
          Viking,   as  amended  or  supplemented  to  the  Closing  Date,  (iv)
          resolutions of the Board of Directors of Viking (and, if required, the stockholders of Viking) authorizing the execution, delivery and performance of this Agreement, the other Loan Documents and the
          consummation  of  the  transactions   contemplated  thereby,  and  (v)
          resolutions of the Board electing Cary Fitchey as director and designee of Lead Lender to serve on the Board, and Larry Haimovitch as Observer (as defined below), effective as of the Closing Date.

               3.1.7 A closing statement (substantially in the form provided by Lead Lender), signed by a duly authorized officer of Viking;

               3.1.8 With respect to each Investor, the Closing Fees and, with respect to the Lead Lender, the Transaction Expenses, an estimate of which shall be provided by Lead Lender to Viking and which Transaction Expenses may be deducted or withheld from the amount paid by Lead Lender to Viking in connection with the Lead Lender's Loan at the First Closing; provided, however, that Lead Lender shall provide
          Viking with the aggregate amount of Transaction Expenses as of the First Closing Date within thirty (30) days after the First Closing Date and to the extent such amount is less than the estimated amount deducted at the Closing on the First Closing Date, such difference shall be promptly paid by Lead Lender to Viking, and to the extent such amount is greater than the estimated amount deducted at the Closing on the First Closing Date, such difference shall be promptly paid by Viking to Lead Lender;

               3.1.9 Completed Small Business Administration ("SBA") forms No. 480 (Size Status Declaration), No. 652 (Assurance of Compliance) and No. 1031 (Portfolio Financing Report, Parts A and B);

               3.1.10 A certificate, dated as of the Closing Date, signed by the Chief Executive Officer and President of Viking, certifying as to the use of proceeds from the issuance of the Promissory Note.

               3.1.11 An opinion from Cohne, Rappaport & Segal, counsel to Viking, dated as of the Closing Date and addressed to Lead Lender, in the form acceptable to Lead Lender.

               3.1.12  Such  other  documents   relating  to  the   transactions
          contemplated by this Agreement as Lead Lender or its counsel may reasonably request.

          3.2 Deliveries by Investor at Closing. The obligations of Viking under this Agreement are subject to the fulfillment, on or before the Closing of each of the following conditions, unless otherwise waived. At the Closing, each Investor will have delivered to Viking or its counsel:

               3.2.1. A wire transfer to the account listed in Schedule 3.2.1 hereto in an amount equal to such Investor's Loan less the Closing Fees (and in the case of Lead Lender, less the Transaction Expenses); and

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               3.2.2 This Agreement, signed by a duly authorized officer of each
          Investor,  or if Investor is an  individual,  by such Investor (or, if
          after  the  First  Closing   Date,  an  Addendum   Agreement  to  this
          Agreement);

               3.2.3 The Registration Rights Agreement, signed by a duly authorized officer of each Investor, or if Investor is an individual, by such Investor (or, if after the Closing Date, a Joinder to the Registration Rights Agreement); and

               3.2.4 The Security Agreement, signed by a duly authorized officer of each Investor, or if Investor is an individual, by such Investor.

     4. Note Conversion Rights. Each Investor shall have the right from time to time, and at any time on or prior to the Maturity Date of such Investor's Promissory Note, to convert all or any part of the amount then outstanding under such Investor's Promissory Note into fully paid and non-assessable shares of Common Stock, at the Conversion Price. Notwithstanding the foregoing, in the event that any sums due under a Promissory Note are not repaid on the Maturity Date, in lieu of accepting repayment of the Promissory Note from Viking, the Investor will have the option at any time and from time to time to convert the entirety of the debt then outstanding, plus any accrued but unpaid interest thereon, under such Promissory Note into fully paid and non-assessable shares of Common Stock, at the Default Conversion Price.

          4.1. Conversion Procedure. To convert a Promissory Note into Common Stock, the holder thereof shall surrender to Viking the Promissory Note, and give written notice ("Conversion Notice") to Viking that such holder elects to convert all or a portion of such Promissory Note into Common Stock. The Conversion Notice shall specify (i) the amount of the Promissory Note to be converted and the name or names in which such holder wishes the certificate or certificates for Common Stock and any portion of the Promissory Note not to be so converted to be issued and (ii) the address to which such holder wishes delivery to be made of such new certificates (and, if applicable, a replacement Promissory Note reflecting the portion of such Promissory Note that shall not have been converted) to be issued upon such conversion. As promptly as practicable on or after the conversion date, Viking shall issue and shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fractional share, as hereinafter provided, to the person or persons entitled to receive the same. In the event that there shall have been surrendered a Promissory Note only part of which is to be converted, Viking shall issue and deliver to such holder or such holder's designee a new Promissory Note representing that portion of the Promissory Note which shall not have been converted.

          4.2. Mandatory Conversion Rights. Viking shall have the right to require an Investor to convert all or a portion of such Investor's Loan at the Conversion Price in the event that:

               (i) no Event of Default exists or is continuing at the time of such mandatory conversion; and

               (ii) Viking has raised a minimum of $3,000,000 in public and/or private equity offerings on or prior to the one-year anniversary date

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

          of the Closing at an average price equal to or greater than $0.30 per share of Common Stock. For purposes of this Section 4.2, equity attributed to the issuance or conversion of the Promissory Notes or the Warrants shall not be included in the calculation of such average price.

          4.3. Procedure for Mandatory Conversion. In the event that Viking elects to cause the mandatory conversion of Promissory Notes into Common Stock pursuant to Section 4.2 of this Agreement, Viking shall give written notice of mandatory conversion ("Mandatory Conversion Notice") to each Investor instructing the Investor to surrender to Viking the Promissory Note, and give written notice to each of the Investors that Viking elects to convert all or a portion of a holder's Promissory Note into Common Stock pursuant to Section 4.2 of this Agreement. Such Mandatory Conversion Notice shall specify the amount of the Promissory Note to be converted. If less than all of the entire unpaid balance of all of the Promissory Notes are converted in full, then in such event, the mandatory conversion shall be effected on a pro rata basis for all Investors. Immediately upon Viking's mailing of a Mandatory Conversion Notice, the Promissory Notes shall, to the extent of the amount to be converted as set forth in the Mandatory Conversion Notice, be deemed to be converted into Common Stock and no interest shall thereafter accrue on the amount to be converted as set forth in the Mandatory Conversion Notice. As promptly as practicable after Viking's receipt of an Investor's Promissory Note, Viking shall issue and shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with a new Promissory Note for the remaining outstanding principal balance of each Promissory Note if less than the entire original Promissory Note is converted.

     5. Warrants. As additional consideration for an Investor making a Loan to Viking pursuant to this Agreement, Viking shall issue each Investor a Warrant to purchase shares of Viking's Common Stock. Each Warrant is exercisable at $.40 per share, subject to adjustment pursuant to the terms of such Warrant, and each Warrant shall be for a term of forty-two (42) months from the date hereof. An Investor shall be issued a Warrant to purchase one (1) share of Common Stock for each four (4) shares issuable upon conversion of the Promissory Note at the Conversion Price, subject to adjustment pursuant to the terms of the Warrant. For example, if an Investor loans $500,000 to Viking hereunder, such Investor shall be issued Warrants to purchase 625,000 shares of Common Stock.

     6. Registration Rights. The Common Stock issuable upon the conversion of the Promissory Notes and the Common Stock issuable upon exercise of the Warrants shall be subject to a Registration Rights Agreement substantially in the form attached hereto as Exhibit "C."

     7. Adjustments to Conversion Price and Warrant Exercise Price. The Conversion Price and the Default Conversion Price in effect at any time and from time to time shall be subject to adjustment from time to time upon the happening of certain events as follows:

          7.1 New Issuances. If at any time after the issuance of a Promissory Note and prior to the repayment in full or conversion in full of such Promissory Note, Viking issues or sells (a "New Issuance") any shares of common stock for a consideration per share less than the Conversion Price or Default Conversion Price in effect immediately prior to such New

     Issuance, then, immediately upon such New Issuance, the Conversion Price and the Default Conversion Price, as applicable, of the unpaid portion of the Promissory Note shall be reduced to an amount equal to the price per share of common stock issued in the New Issuance. If the New Issuance involves the issuance of Convertible Securities, the Conversion Price and Default Conversion Price, as applicable, shall be reduced to the effective price of the common stock issuable under such Convertible Securities if such effective price is less than the Conversion Price or Default Conversion Price, as applicable.

          7.2 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization, reclassification or any other change of capital stock of Viking, or any consolidation or merger of Viking with another Person, or the sale or transfer of all or substantially all of its assets to another Person shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares of Common Stock, then provision shall be made by Viking, in accordance with this Section 7.2, whereby each holder of the Promissory Note shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in addition to or in exchange for, as applicable, the shares of Common Stock subject to the Promissory Note immediately theretofore receivable upon conversion of such Promissory Note at the Conversion Price or Default Conversion Price (depending on which is applicable at the time of the actual conversion of the Promissory Note), such securities or assets as would have been issued or payable with respect to or in exchange for the aggregate shares of Common Stock immediately theretofore receivable upon conversion of the Promissory Note if conversion of the Promissory Note had occurred immediately prior to such reorganization, reclassification, consolidation, merger or sale. Viking will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than Viking) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument (i) the obligation to deliver to the holder of the Promissory Note such securities or assets as, in accordance with the foregoing provisions, the holder of the Promissory Note may be entitled to receive upon conversion of the Promissory Note, and (ii) all other obligations of Viking under the Promissory Note. The provisions of this Section 7.2 shall similarly apply to successive consolidations, mergers, exchanges, sales, transfers or leases. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or transfer, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of Viking other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 7.2 hereof.

          7.3 Stock Dividends and Securities Distributions. If, at any time or from time to time after the date hereof, Viking shall distribute to the holders of shares of Common Stock (i) securities (including rights, warrants, options or another form of convertible securities) other than securities of Viking, (ii) property, other than cash, or (iii) cash, without fair payment therefor, then, and in each such case, the holder of the Promissory Note, upon conversion of the Promissory Note at the Conversion Price or Default Conversion Price (depending on which is applicable at the time of the actual conversion of the Promissory Note), shall be entitled to receive such securities, property and cash which the holder of the Promissory Note would hold on the date of such conversion if, on the date of the distribution, the holder of the Promissory Note had been the holder of record of the shares of Common Stock issued upon such conversion and, during the period from the date hereof to and including the date of such conversion, had retained such shares of Common Stock and the securities, property and cash receivable by the holder of the Promissory Note during such period, subject, however, to the holder of the Promissory Note agreeing to any conditions to such distribution as were required of all other holders of shares of Common Stock in connection with such distribution.

          7.4 Other  Adjustments.  In addition to those adjustments set forth in
     Section 7.2 and Section 7.3, but without duplication of the adjustments to be made under such Sections, if Viking:

               (i) makes a distribution on its Common Stock in shares of its Common Stock;

               (ii) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

               (iii) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

               (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; and/or

               (v) issues, by reclassification of its Common Stock, any shares of its capital stock;

          then the Conversion Price in effect immediately prior to such action (and the number and kind of capital stock purchasable upon conversion of the Promissory Note, upon the occurrence of any of the events described in
     (iv) and (v) above), shall be adjusted so that the holder of a Promissory Note upon conversion thereof shall be entitled to receive the number of shares of Common Stock (and such other securities) that the holder of the Promissory Note would have owned or have been entitled to receive after the happening of any of the events described above had the Promissory Note been converted immediately prior to the happening of such event or any record date with respect thereto, and the Default Conversion Price immediately prior to such action shall be adjusted proportionately to the adjustment of the Conversion Price. An adjustment made pursuant to this Section 7.4 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this Section 7.4, the holder of the Promissory Note thereafter surrendered for conversion shall become entitled to receive shares of two (2) or more classes of capital stock or shares of Common Stock and any other class of capital stock of Viking, the Board of Directors in good faith shall determine the allocation of the adjusted Conversion Price and Default Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and such other class of capital stock.

          The adjustment to the Conversion  Price and Default  Conversion  Price
     (and number and kind of capital stock  purchasable  upon  conversion of the

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

     Promissory Note) described in this Section 7.4 shall be made each time any event listed in paragraphs (i) through (v) of this Section 7.4 occurs.

               (vi) In the event that at any time, as a result of an adjustment made pursuant to this Section 7.4, the holder of the Promissory Note thereafter shall become entitled to receive any shares of Viking, other than Common Stock, thereafter the Conversion Price and Default Conversion Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 7.4.

          7.5 Notice of Adjustment. Upon any adjustment of the Conversion Price or Default Conversion Price, then and in each such case Viking, at its sole expense, shall give written notice thereof (i) by certified or registered mail, postage prepaid, (ii) by a nationally known overnight delivery service, or (iii) delivered by hand, addressed to the holder of the Promissory Note at his address as shown on the books of Viking, which notice shall state the conversion price resulting from such adjustment and adjusted number of shares of Common Stock or other capital stock, as applicable, issuable upon exercise of the Promissory Note, setting forth in reasonable detail the method upon which such calculation is based.

          7.6 Warrant Adjustments. The Warrant attached hereto as Exhibit "B" contains a provision providing for the reduction of the Warrant exercise price upon a New Issuance at less than the Conversion Price and for other adjustments to the number of Warrant shares and the warrant exercise price.

     8. [Reserved.]

     9. Remedies. Upon the occurrence of an Event of Default and the expiration of any notice and cure period provided for under the Loan Documents (if any), the entire indebtedness owed to the Investor shall, at the option of the Investor, immediately become due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by Viking; provided that the occurrence of an Event of Default as set forth in
Section 6(iv) and Section 6(v) of the Promissory Note shall make all sums of principal and interest then remaining unpaid and all other amounts payable under the Loan Documents due and payable, all without demand, presentment, notice or protest, all of which hereby are expressly waived, and will permit Investor to exercise any other right available to it at law or in equity, all which rights and powers may be exercised cumulatively. The Investor may proceed with every remedy available at law or in equity or provided for in this Agreement or in any of the Loan Documents, and all expenses incurred by the Investor in connection with any remedy shall be deemed indebtedness of Viking to the Investor. The Collateral Agent, on behalf of the Investor, may apply the proceeds from any Collateral or from any other source against any part of the Loans as and in any order the Collateral Agent sees fit but on a pro rata basis to each Investor.

     No delay or failure of an Investor in the exercise of any right or remedy provided for under this Agreement or under any of the Loan Documents shall be deemed a waiver of such right by the Investor. No exercise or partial exercise or waiver of any right or remedy shall be deemed a waiver of any further exercise of such right or remedy or of any other right or remedy that the Investor may have under this Agreement or under any of the Loan Documents.

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

Enforcement of any of the Investor's rights as to any security for the Loan shall not affect the Investor's right to enforce payment of the Loan and to recover judgment for any portion thereof remaining unpaid. The rights and remedies set forth in this Agreement and in any of the Loan Documents are cumulative and not exclusive of any other right or remedy that an Investor may have.

     10. Lead Lender.

          10.1. Board of Directors Matters. Until the Loans are repaid in full, Lead Lender shall have the option of designating one person to serve on the Board of Directors of Viking ("Lead Lender Director") and/or one observer (the "Observer") to attend meetings of the Board of Directors of Viking. Viking shall reimburse the reasonable travel costs and expenses of such Lead Lender Director and Observer incurred in attending any Viking Board of Directors meetings or committee meetings. In addition, any Lead Lender Director shall be entitled to such other compensation or benefits, Viking makes available to its other outside directors. If Lead Lender designates an Observer to Viking's Board of Directors, then:

               (i) such Observer shall have the right to attend, as an observer, all meetings of Viking's Board of Directors and all meetings of committees of Viking Board of Directors;

               (ii) receive copies of all written documents and other information (including copies of meeting minutes) provided to Viking's Board members in connection with Board Meetings and Board committee meetings at the same time such materials and information are provided to Viking's Board members;

               (iii) if Viking proposes to take any action through the written consent of its Board of Directors, then Viking shall provide such Observer with a written notice of such proposed Board actions prior to the effective date thereof, describing in reasonable detail the nature and substance of such action.

          10.2. Financial Information. Viking shall furnish to Lead Lender such financial information as may be reasonably requested by Lead Lender. Such financial information shall include, but not be limited to:

               (i) audited financial statements within one hundred twenty (120) days of Viking's fiscal year end;

               (ii) internally prepared financial statements within thirty (30) days of each calendar month end; and

               (iii) an annual budget for the upcoming fiscal year by month within thirty (30) days of fiscal year end. All financial reports should include a balance sheet, income statement and statement of cash flows prepared in accordance with GAAP, accompanied by a management discussion and analysis of the appropriate reporting period.

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

     11. Representations and Warranties of Viking. Viking makes the following representations and warranties to each Investor, which representations and warranties shall be true and correct as of the date hereof and for so long as any portion of any Promissory Note remains outstanding:

          11.1. Existence; Qualification; No Subsidiary. Viking is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and has full corporate power and authority to conduct its business and own and operate its business as now conducted and operated and as proposed to be conducted. Viking is licensed or qualified as a foreign corporation and is in good standing in each jurisdiction where it is required to be so licensed or qualified, except where the failure to be so licensed or qualified would not materially and adversely affect Viking. Viking has no subsidiaries.

          11.2. Authorization and Enforceability; Issuance of Common Shares.

               (a) Viking has the full power and authority and has taken all required corporate and other action necessary to permit Viking to execute, deliver, and perform this Agreement, the Promissory Note, the Warrant, the Security Instruments and the Registration Rights Agreement and to issue the Securities, and none of such actions do or will violate any provision of Viking's certificate of incorporation or by-laws, or conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, result in the creation of a Lien upon Viking's capital stock or the assets of Viking pursuant to, give any third party the right to accelerate any material obligation under, require any authorization, consent or approval or other action by or notice to under, any agreement, instrument, or understanding to which Viking is a party or by which it is bound or any applicable law, regulation, order, or judgment. Each of these Loan Agreements constitutes a legal, valid, and binding obligation of Viking, enforceable against Viking in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws of general application related to the enforcement of creditor's rights generally and general principles of equity. (b) The Common Stock to be issued upon the conversion of the Promissory Notes and the exercise of the Warrants will be duly authorized and, when issued and delivered in accordance with the Promissory Notes and Warrants, respectively, will be validly issued and outstanding and will be fully paid and nonassessable. The copies of the Articles of Incorporation and Bylaws of Viking furnished to Lead Lender's counsel reflect all amendments made thereto at any time prior to the Closing and are correct and complete in all respects.

          11.3. Capitalization. As of the date of this Agreement, the authorized capital stock of Viking is comprised of 100,000,000 shares of Common Stock and 25,000,000 shares of preferred stock. As of the date of this Agreement, there are 30,608,650 shares of Common Stock outstanding, and no shares of preferred stock outstanding. All of Viking's outstanding shares of Common Stock are duly and validly issued, fully paid, and nonassessable and have been issued in compliance with all applicable laws. Except as set forth on
     Schedule 11.3 or as contemplated by this Agreement, (i) there are no outstanding options, convertible securities, warrants, debentures, phantom stock, stock appreciation rights, preemptive rights, rights of first offer,

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

     rights of first refusal, antidilution rights, registration rights, or commitments of any kind relating to any issued or unissued shares of capital stock (or other equity interests) of Viking; (ii) Viking is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any Common Stock; and (iii) there are no proxies, voting trust agreements or similar agreements or options granted by the holders of Common Stock.

          11.4. Private Sale. Subject to the accuracy of an Investor's representations and warranties in this Agreement, neither the offer, sale, and issuance of the Securities as contemplated by this Agreement nor the issuance and delivery of any Common Stock upon exercise of the Warrant or pursuant to the conversion of the Promissory Notes requires or will require registration or qualification under the Securities Act or any state securities laws. Neither Viking, nor any agent acting on Viking's behalf, has offered or solicited or will offer or solicit any offers to buy any securities from, any Person or Persons so as to require the issuance or sale of the Securities to be registered pursuant to the provisions of
     Section 5 of the Securities Act or prevent Viking from utilizing the provisions of Section 25102(f) of the California Corporate Securities Law of 1968 or any other applicable state securities law exemption from qualification.

          11.5. Disclosure. Viking's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, and its Current Reports filed with the Securities and Exchange Commission (collectively, the "SEC Filings") comply with the requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), in all material respects, do not contain any untrue statement of a material fact, and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements (together with the notes to the financial statements) included in the SEC Filings (the "Financial Statements") are in accordance with the books and records of Viking and the Financial Statements fairly and accurately present the financial condition and results of operations, the shareholders' equity and cash flows of Viking, as of the dates and for the periods indicated, in accordance with generally accepted accounting principles ("GAAP") consistently applied. Viking has no material liabilities or obligations, absolute, contingent or otherwise, other than (a) liabilities set forth in the Financial
     Statements, (b) liabilities incurred in the ordinary course of business subsequent to September 30, 2004, and (c) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which, in both cases, individually or in the aggregate, are not material to the financial condition, operations or prospects of Viking.

          11.6. Absence of Certain Changes.

               (a) Except as set forth in Schedule 11.6, since September 30, 2004, Viking has not:

                    (i) incurred any liabilities, other than current liabilities incurred, or obligations under contracts entered into, in the ordinary course of business and consistent with past practice;

                    (ii) paid,  discharged,  or satisfied  any claim,  lien,  or liability, other than any claim, lien, or liability (A) reflected

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

               or reserved against on the consolidated balance sheet as of September 30, 2004 included in the Financial Statements (the "Current Balance Sheet") and paid, discharged, or satisfied in the ordinary course of business and consistent with past practice since the date of the Current Balance Sheet, or (B) incurred and paid, discharged, or satisfied since the date of the Current Balance Sheet in the ordinary course of business and consistent with past practice;

                    (iii) sold, leased,  assigned,  or otherwise transferred any of its assets or services, tangible or intangible (other than sales in the ordinary course of business and consistent with past practice);

                    (iv) permitted any of its assets, tangible or intangible, to become subject to any lien, security interest, or other charge or encumbrance (other than any Permitted Lien);

                    (v) written off as  uncollectible  any accounts  receivable, except for accounts receivable aggregating not more than $25,000;

                    (vi) terminated or amended, or suffered the termination or amendment of, other than in the ordinary course of business and consistent with past practice, or failed to perform in all material respects, all its obligations, or suffered or permitted any material default to exist under, any material agreement, license, or permit;

                    (vii) suffered any damage,  destruction, or loss of tangible property (whether or not covered by insurance) that, in the aggregate, exceeds $25,000;

                    (viii) made any loan to any person or entity (other than advances to employees in the ordinary course of business and consistent with past practice that do not exceed $25,000 in the aggregate);

                    (ix) cancelled, waived, or released any debt, claim, or right in an amount or having a value exceeding $25,000;

                    (x) paid any  amount  to,  or  entered  into any  agreement, arrangement, or transaction with, any affiliate (including its officers, directors, and employees), other than payments of salary and benefits to employees in the ordinary course of business and consistent with past practice;

                    (xi)   declared,   set  aside,   or  paid  any  dividend  or
               distribution with respect to its capital stock, or redeemed, purchased, or otherwise acquired any of its capital stock;

                    (xii) other than in the ordinary course of business and consistent with past practice, granted any increase in the compensation of any officer or employee or made any other change in employment terms of any officer or employee;

                    (xiii) issued or agreed to issue any securities of any kind, whether or not pursuant to agreements or rights existing on or before September 30, 2004, except pursuant to agreements listed in Schedule 11.3;

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

                    (xiv) made any change in accounting or cash management practices;

                    (xv) suffered or caused any other occurrence, event, or transaction outside the ordinary course of business; or

                    (xvi) agreed, in writing or otherwise, to any of the foregoing.

               (b) Since the September 30, 2004 Balance Sheet, there has not been any material adverse change (a "Material Adverse Change" or a "Material Adverse Effect") in the business, operations, properties, prospects, assets or condition of Viking, excluding operating losses in the ordinary course of business, an no event has occurred or circumstance exists that may result in such a Material Adverse Change.

          11.7. Litigation. As of the date of this Agreement, no claim, suit, proceeding, or investigation is pending or, to the knowledge of Viking, threatened against or affecting Viking or its officers or directors in their capacities as such.

          11.8. Licenses, Compliance with Law, Other Agreements. Viking has all material franchises, permits, licenses, and other rights to allow it to conduct its business and is not in violation, in any material respect, of any order or decree of any court, or of any law, order, or regulation of any governmental agency, or of the provisions of any material contract or agreement to which it is a party or by it is bound, and neither the Loan Documents, nor the transactions contemplated therein will result in any such violation. Viking has conducted its business in compliance with all applicable laws, rules, and regulations, except to the extent non-compliance could not reasonably be expected to have a Material Adverse Effect on Viking.

          11.9. Third-Party Approvals. Except as set forth in Schedule 11.9, Viking is not required to obtain any order, consent, approval, or authorization of, or to make any declaration or filing with, any Governmental Agency or other third party (including under any state securities or "blue sky" laws) in connection with the execution, delivery and performance of the Loan Documents and related documents.

          11.10 Assets.


               (a) Viking has good and marketable title to, or a valid leasehold interest in, all of its properties of any kind other than Proprietary Information (as defined below) and interests in such properties, which constitute all the properties and interests in property other than Proprietary Information that are used in the business of Viking as conducted or as currently proposed to be conducted, free and clear of restrictions or conditions on transfer or assignment and free and clear of Lines.

               (b) Except as set forth on Schedule 11.10(b), Viking has good title to and exclusive ownership of all patents, patent applications, trademarks, service marks and domain names, together with the goodwill of the business associated therewith, copyrights, trade names, mask works, proprietary information, know-how, processes, models, designs, trade secrets, customer and supplier lists, market surveys, plans, procedures and other intellectual property rights (collectively the

          "Proprietary Information"), which are used or held for use in the operation or conduct of the business of Viking as presently conducted and currently proposed to be conducted, free and clear of restrictions or conditions on transfer or assignment and free and clear of payments and fees and Liens. The business of Viking as presently conducted and as currently proposed to be conducted does not and to the knowledge of Viking, will not conflict or infringe with the Proprietary Information of others. No affiliate, officer, consultant or employee of Viking has any right in any of the Proprietary Information.

               (c) Viking has taken commercially reasonable measures to protect the secrecy, value and confidentiality of the Proprietary Information. Viking has not disclosed the contents of any Proprietary Information to Persons other than its officers and employees or to other Persons who have executed appropriate confidentiality agreements. To the knowledge of Viking, no officer, consultant or employee of Viking is under any restriction, whether contractual, or by virtue of previous employment or otherwise, that would prevent such Person from performing his or her duties for Viking or prevent Viking from using the Proprietary Information. Viking is not a party to any nondisclosure or confidentiality agreements not entered into in the ordinary course of business.

               (d) Viking owns, or has a valid leasehold interest in, all of the equipment and other fixed assets of Viking which are necessary and sufficient for the efficient operation of the business of Viking as currently conducted and currently proposed to be conducted and all of such assets are in good operating condition, normal wear and tear excepted.

          11.11 Employee Compensation. All forms, reports and documents filed by Viking with the SEC on or after January 28, 2004 ("SEC Reports") list all executive officers of Viking and a description of all forms of compensation and employee benefits payable to them required to be disclosed therein. Except as set forth in the SEC Reports or on Schedule 11.11, Viking is not a party to or bound by any employment agreement not terminable at will or having more than one month's severance pay or which requires, or which could require, compensation and benefits of more than Six Thousand Dollars ($6,000) per month, collective employment contracts, deferred compensation agreements, bonus plans, profit sharing plans, pension plans or any other plans or programs subject to ERISA or health, disability, sick pay or other employee benefits. Viking believes that relations with its employees are satisfactory

          11.12 Material Agreements. Except as attached as exhibits to the SEC Reports or on Schedule 11.12, Viking is not a party to, nor is any of its property bound by, (a) any agreement requiring the performance by Viking of any obligation for a period of time extending beyond one year from the date hereof, calling for or which could result in the payment or receipt of consideration of more than Fifty Thousand Dollars ($50,000), or licensing any material Proprietary Information of Viking or any third party; (b) any agreement or understanding between Viking and any officer, employee or consultant of Viking, other than employee compensation and benefits entered into in the ordinary course of business; (c) any loan or credit agreements providing for the extension of credit in excess of Fifty Thousand Dollars ($50,000) to or from Viking; (d) any agreements or commitments containing a provision limiting the ability of Viking to compete with any Person or engage in any line of business; (e) any agreement requiring Viking to guaranty the obligations of any Person; (f) any agreement requiring Viking to provide indemnification to any officer or director of Viking; or (g) any

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

     agreements providing for the payment of any royalties based on revenues (or a specific revenue stream) of Viking. There is no default or event that with notice or lapse of time, or both, would constitute a default by any party to any of the foregoing agreements. Viking has not received notice nor does it have knowledge that any party to any of these agreements intends to cancel or terminate any of these agreements or to exercise or not exercise any options under any of these agreements or to seek a renegotiation or adjustment of any material provisions.

          11.13 Insurance. The insurance coverage of Viking with respect to its properties, assets and business is reasonable and customary for corporations engaged in similar lines of business, including business interruption insurance, and is in full force and effect. Viking shall use commercially reasonable efforts to ensure that the insurance policies with respect to such coverage include an additional insured endorsement payable in favor of Investor, and Viking shall not cancel such insurance policies without the consent of Collateral Agent.

          11.14 Finder's or Broker's Fees. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon Viking.

          11.15 Environmental and Safety Matters.


               (a) Viking is now and has always been in compliance in all material respects with all Environmental and Safety Requirements.

               (b) Without limiting the generality of the foregoing, Viking has obtained and complied with, and is in compliance with, in all material respects, all permits, licenses and other authorizations that may be required pursuant to Environmental and Safety Requirements for the occupation of its facilities and the operation of its business.

               (c) Viking has not received any written or oral notice regarding any actual or alleged material violation of Environmental and Safety Requirements, or any material liabilities, obligations or responsibilities or potential material liabilities, obligations or responsibilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to Viking or its facilities arising under Environmental and Safety Requirements, nor is Viking aware of any information which might form the basis of any such notice.

               (d) None of the following exists or, or to the knowledge of Viking, formerly existed at any property or facility owned or operated by Viking: (i) underground storage tanks; (ii) asbestos-containing material in any form or condition; (iii) materials or equipment containing polychlorinated biphenyls; (iv) landfills, surface impoundments, or disposal areas, or (v) maintenance area or vehicle or equipment wash area.

               (e) Viking has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or could give rise to material liabilities, obligations or responsibilities of Viking, including any liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or the

          Solid Waste Disposal Act, as amended, or any other Environmental and Safety Requirements, nor has Viking released or waived any third party, either expressly or by operation of law, from any liability, obligation or responsibility relating to any Environmental and Safety Requirements.

               (f) To the knowledge of Viking, no facts, events or conditions relating to the past or present facilities, properties or operations of Viking will prevent, hinder or limit continued compliance in all material respects with Environmental and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental and Safety Requirements, or give rise to any other material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental and Safety Requirements, including any relating to onsite or offsite releases or threatened releases of hazardous materials, substances or wastes, personal injury, property damage or natural resources damage.

               (g)  Neither  this   Agreement  nor  the   consummation   of  the
          transaction that is the subject of this Agreement will result in any obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental and Safety Requirements.

               (h) Viking has, neither expressly nor by operation of law, assumed or undertaken any liability, including any obligation for corrective or remedial action, of any other Person relating to Environmental and Safety Requirements.

               (i) Viking has provided each Investor with true, correct and complete copies of all environmental reports, assessments or investigations and all parts thereof (including any drafts of such items) regarding any property currently or formerly owned, leased or operated by such Viking.


          11.16 Employee Benefits and Plans.


               (a) Schedule 11.16(a) sets forth a true and complete list of each "employee benefit plan" as defined in Section 3(3) of ERISA, and any other plan, policy, program practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof) of Viking or any ERISA Affiliates (as defined below), which are now, or were within the past six years, maintained, sponsored or contributed to by Viking or any ERISA Affiliate, or under which Viking or any ERISA Affiliate has any obligation or liability, whether actual or contingent, including, without limitation, all incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements (each a "Viking Benefit Plan"). For purposes of this Agreement, "ERISA Affiliate" shall mean any entity (whether or not incorporated) other than Viking that is considered under common control and treated as one employer under Section 414(b), (c), (m) or
          (o) of the Internal Revenue Code of 1986, as amended (the "Code"). Viking does not have, and to the knowledge of Viking, no other Person, has any express or implied commitment, whether legally enforceable or not, to modify, change or terminate any Viking Benefit Plan, other than with respect to a modification, change or termination required by ERISA, the Code or any other applicable law or governmental rule or regulation.

               (b)  Each  Viking  Benefit  Plan  has  been  administered  in all material respects in accordance with its terms and all applicable laws, including ERISA and the Code, and contributions required to be made under the terms of any of the Viking Benefit Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected on the most recent consolidated balance sheet filed or incorporated by reference in Parent's audited consolidated financial statements prior to the date of this Agreement. With respect to the Viking Benefit Plans, no event has occurred and, to the knowledge of Viking, there exists no condition or set of circumstances in connection with which Viking could be subject to any material liability (other than for routine benefit liabilities) under the terms of, or with respect to, such Viking Benefit Plans, ERISA, the Code or any other applicable law or governmental rule or regulation.

               (c) Except as disclosed on Schedule 11.16(c): (i) each Viking Benefit Plan which is intended to qualify under Section 401(a),
          Section 401(k), Section 401(m) or Section 4975(e)(6) of the Code has received a favorable determination letter from the IRS as to its qualified status, and each trust established in connection with any Viking Benefit Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt, and to Viking's knowledge no fact or event has occurred that could reasonably be expected to adversely affect the qualified status of any such Viking Benefit Plan or the exempt status of any such trust; (ii) to Viking's knowledge there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Viking Benefit Plan that could result in material liability to Viking or any ERISA Affiliate;
          (iii) no suit, administrative proceeding, action or other litigation has been brought, or to the knowledge of Viking is threatened, against or with respect to any such Viking Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims); (iv) none of the assets of Viking or any ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under ERISA or Section 412(n) of the Code;
          (v) neither Viking nor any ERISA Affiliate has any material liability under ERISA Section 502; (vi) all tax, annual reporting and other governmental filings required by ERISA and the Code have been timely filed with the appropriate governmental entity with respect to each Viking Benefit Plan; (vii) all contributions and payments to or under each Viking Benefit Plan which can appropriately be deducted under either Code Section 162 or 404 are, to the knowledge of Viking, deductible; and (viii) no excise tax could be imposed upon any Viking under Chapter 43 of the Code.

               (d) No Viking Benefit Plan is a "multiemployer plan" (as defined in Section 3(37) or 4001(a)(3) of ERISA) (a "Multiemployer Plan") or is subject to Title IV of ERISA or Section 412 of the Code, and neither Viking nor any ERISA Affiliate has sponsored or contributed to or been required to contribute to a Multiemployer Plan or other pension plan subject to Title IV of ERISA or Section 412 of the Code (a "Pension Plan").

               (e) Except as set forth on  Schedule  11.16(e)  or as required by applicable law, no Viking Benefit Plan provides any of the following retiree or post-employment benefits to any person: medical, disability or life insurance benefits. No Viking Benefit Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code. Viking and each of its ERISA Affiliates are in compliance in all material respects with (i) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations (including proposed regulations) thereunder and any similar state law and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations thereunder.

               (f) Viking does not maintain, sponsor, contribute to or has any liability with respect to any employee benefit plan program or arrangement that provides benefits to non-resident aliens with no United States source income outside of the United States.


          11.17 Taxes. Viking has filed all tax returns it was required to file, and has paid all taxes shown on those tax returns as owing. Viking has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. There is no dispute or claim concerning any tax liability of Viking, either (i) claimed or raised by any authority in writing or (ii) to the knowledge of Viking, claimed or raised by any agent of such authority.

          11.18. Small Business Matters.

               11.18.1 Viking acknowledges that Lead Lender is a federally licensed SBIC under the SBIC Act. Viking, together with its "affiliates" (as that term is defined in 13 C.F.R. Section 121.103), is a "small business concern" within the meaning of the SBIC Regulations, including 13 C.F.R. Section 121.103. After giving effect to the transactions contemplated by the Loan Documents, Viking will have 500 or fewer full-time equivalent employees. The information regarding Viking and its affiliates set forth in the SBA forms Nos. 480, 652 and 1031 delivered at the Closing is accurate and complete. Copies of such forms have been completed and executed by Viking and delivered to Lead Lender at the Closing together with a written statement of Viking regarding its planned use of the proceeds from the transactions contemplated by the Loan Documents. Viking does not presently engage in, and it shall not hereafter engage in, any activities, nor shall it use directly or indirectly the proceeds of the transactions contemplated by the Loan Documents for any purpose, for which an SBIC is prohibited from providing funds by the SBIC Regulations (including 13 C.F.R. Section 107.720).

               11.18.2 The primary business activity of Viking does not involve, directly or indirectly, providing funds to others, purchasing or discounting debt obligations, factoring or long-term leasing of equipment with no provision for maintenance or repair, and Viking is not classified under Section 53 (Real Estate) of the NAICS manual. The assets of the business of Viking (the "Business") will not be reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the Business's financing sources, on a basis associated with the continuing sale of assets.

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

          11.19 Solvency. Viking is solvent as of the date of this Agreement and will not become insolvent as a result of the consummation of the transactions contemplated by this Agreement or the other Loan Documents. Viking is, and after giving effect to the transactions contemplated by this Agreement shall be, able to pay its debts as they become due, and Viking's property now has, and after giving effect to the transactions contemplated hereby shall have, a fair salable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities). Viking has adequate capital to carry on its business, and after giving effect to the transactions contemplated by this Agreement, Viking shall have adequate capital to conduct its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Viking.

          11.20. Disclosure. Neither this Agreement, nor any of the other Loan Documents, nor any of the schedules, attachments, or certificates attached to this Agreement or any of the other Loan Documents, delivered by Viking at the Closing, contains any untrue statements of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. To Viking's knowledge, there is no fact which Viking has not disclosed to Investors, in writing, which could reasonably be anticipated to have a Material Adverse Effect.

     12. Representations and Warranties of Investors. Each Investor represents and warrants to Viking as follows:

          (a) The Investor is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated by the SEC.

          (b) Investor has had the opportunity to ask questions of and to receive answers from Viking and its executive officers concerning the affairs and prospects of Viking in general, has received and read the SEC filings of Viking, and desires no further information pertaining to Viking. Investor will rely solely upon (i) such information and not any other material heretofore received, and (ii) investigations made by Investor or Investor's representatives in making Investor's investment decision.

          (c) In Investor's opinion, Investor's overall commitment to investments that are not readily marketable is not disproportionate to Investor's net worth, and in Investor's opinion, Investor's investment in the Promissory Notes will not cause such overall commitment to such investments to become excessive.

          (d) Investor has, either alone or together with Investor's purchaser representative, if any, such knowledge and experience in financial, real estate, and business matters that Investor is capable of evaluating the merits and risks of this investment.

          (e) Investor has adequate means of providing for Investor's current needs and personal contingencies, and Investor has no need for liquidity in Investor's investment in the Promissory Notes. Investor is, able to meet Investor's obligations hereunder, and acknowledges that this investment is long-term and speculative in nature.

          (f) Investor's personal financial circumstances, investment portfolio, and tax bracket are such that Investor and Investor's purchaser representative, if any, believe the purchase contemplated herein to be a suitable investment. Investor is able to bear the economic risk of this investment.

          (g) The address set forth opposite such Investor's name on Annex A, if Investor is an individual, Investor's true and correct residence and, if Investor is an entity, Investor's principal place of business.

          (h) Investor acknowledges that if a purchaser representative has been utilized by Investor in evaluating the investment contemplated hereby, that Investor's purchaser representative has advised Investor of the merits and risks of an investment in Viking and the suitability of the investment.

          (i) Investor confirms that Investor is financially prepared to hold the Promissory Note for a substantial period of time and to withstand the possibility of a loss of the investment.

          (j) Investor understands that none of the Promissory Notes have been registered under the Securities Act or under any state securities act in reliance on an exemption for non-public offerings.

          (k) The Promissory Note which the Investor is purchasing are being acquired solely for Investor's own account, for investment purposes, and are not being purchased with a view to or for resale, distribution, subdivision, or fractionalization, and Investor has no plans to enter into any such contract, undertaking, agreement, or arrangement. Investor agrees that the Promissory Note to be received will bear a restrictive legend limiting transfer.

          (l) If Investor is a corporation, partnership, or trust, the undersigned is authorized and otherwise duly qualified to purchase and hold the Promissory Note, and Investor has its principal place of business as set forth below and was not formed for the specific purpose of acquiring the Securities, unless otherwise specifically set forth on the signature page hereof.

          (m) Investor has the full power and authority to execute and deliver this Agreement, and Investor's execution and delivery of this Agreement and will not conflict or result in a material breach of any other agreement or obligation to which Investor is a Party.

     13. Affirmative Covenants of Viking. Until the Promissory Notes are paid in full, Viking shall:

          13.1. Pay the Loans. Duly and punctually pay or cause to be paid all principal, interest, and other amounts due on the Promissory Notes on the date, in the place, and in the manner set forth in the Loan Documents and perform and observe all other obligations of Viking under this Agreement and the other Loan Documents.

          13.2. Tax Returns. File all federal, state, and local tax returns or requests for extensions that are required to be filed and pay and discharge, when payable, all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom received by Viking before delinquent.

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

          13.3. Compliance With Laws. Comply promptly with all laws, rules, regulations, resolutions, ordinances, and codes applicable to Viking or the Collateral.

          13.4. Compliance with Agreements. Comply with all other material obligations which it incurs pursuant to any contract or agreement as such obligations become due, unless and to the extent the same are being contested in good faith and by appropriate proceedings and adequate reserves have been set aside on its books with respect thereto.

          13.5. Reporting Requirements. Viking shall file with the SEC in a timely manner all reports and other documents required of Viking under the Securities Act and the Exchange Act. Viking will furnish to the Investor:

               (a) as soon as possible, and in any event within ten (10) days after obtaining knowledge, notice of the occurrence of (A) an Event of Default, (B) an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, or (C) a Material Adverse Change, the written statement of the Chief Executive Officer or the Chief Financial Officer of Viking, setting forth the details of such Event of Default, event or Material Adverse Change and the action which Viking proposes to take with respect thereto;

               (b) promptly after the sending or filing thereof, copies of all financial statements, reports, certificates of its Chief Executive Officer, Chief Financial Officer or accountants and other information which Viking sends to any holders (other than the Promissory Notes) of its securities and, without duplication, the following:


                    (i) Within  thirty  (30) days after the end of each  monthly accounting period in each fiscal year (or when furnished to any lender or other third party, if earlier), (A) unaudited statements of Viking (prepared in form reasonably satisfactory to Lead Lender), certified by Viking's principal financial officer and principal executive officer, of income, retained earnings and changes in financial position for such monthly period and for the period from the beginning of such fiscal year to the end of such monthly period and a balance sheet as of the end of such monthly period, setting forth in each case comparisons to figures for the corresponding periods in the preceding fiscal year and comparisons to budgets prepared by Viking, and (B) a copy of any borrowing base certificate or similar document submitted to any lender or other third party.

                    (ii)Promptly upon receipt thereof,  any additional  reports, management letters or other detailed information concerning significant aspects of Viking's operations and financial affairs or in conjunction with any annual or interim audit given to Viking by its independent accountants (and not otherwise contained in other materials provided pursuant to this Section).

                    (iii) Thirty (30) days prior to the commencement of each fiscal year, a comprehensive annual budget or forecast which shall include annual consolidated and consolidating budgets prepared on a monthly basis for Viking for such fiscal year (displaying anticipated statements of income, retained earnings,

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

               changes in financial position and balance sheets and containing such internal narrative as appropriate). In addition, said plan will include a capital expenditure plan which shall be presented to the Board for its approval within thirty (30) days after the commencement of each fiscal year.

                    (iv)Promptly,  but in any event  within three (3) days after
               Viking's receipt of notice of the intention of any customer that has accounted for over ten percent (10%) of the Viking's aggregate revenues for the immediately preceding 12-month period to cease doing business with Viking or to materially reduce the volume purchased from Viking.

                    (v) Within three (3) business days after transmission thereof, copies of all such financial statements, proxy statements and reports as Viking sends to its shareholders ("Shareholders"), and copies of all registration statements and all regular, special or periodic reports which Viking files with any state securities regulatory agency, the SEC or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by Viking to the public concerning material developments in Viking's business.


               (c)  At  any  time  Viking  is  not  subject  to  the   reporting
          requirements of the Securities Act and the Exchange Act:


                    (i)  Within  forty-five  (45)  days  after  the  end of each quarterly accounting period in each fiscal year (or furnished to any lender or other third party, if earlier), unaudited statements of Viking (prepared in form satisfactory to Lead Lender), certified by Viking's principal financial officer and principal executive officer, of income, retained earnings and changes in financial position or such quarterly period and for the period from the beginning of such fiscal year to the end of such quarterly period and a balance sheet as of the end of such quarterly period, setting forth in each case comparisons to figures for the corresponding periods in the preceding fiscal year and comparisons to budgets prepared by Viking.

                    (ii)Within ninety (90) days after the end of each fiscal year (or furnished to any lender or other third party, if earlier), statements of income, retained earnings and changes in financial position of Viking for such fiscal year, and a balance sheet of Viking as of the end of such fiscal year, setting forth in each case in comparative form corresponding figures for the preceding fiscal year.

                    (iii) All  financial  statements  required  to be  delivered hereby shall be (A) prepared in accordance with GAAP, consistently applied, except in the case of unaudited financial statements, which may not contain all footnotes required by GAAP;
               (B) prepared on a consolidated and consolidating basis, as applicable; (C) accompanied by a management discussion and analysis of Viking's financial condition, changes in financial condition and results of operations, as compared to the

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

               comparable period in the preceding fiscal year; (D) in the case of annual statements, be audited by an independent accounting firm approved by the Board; and (E) in the case of quarterly statements, shall be accompanied by a compliance certificate from Viking's principal financial officer and principal executive officer certifying as to Viking's compliance with each covenant set forth in the Loan Documents and that no default has occurred with respect to this Agreement, or any of the other Loan Documents or with respect to any indebtedness in favor of banks or other financial institutions.

                    (d) promptly after the commencement thereof,  notice of each action, suit or proceeding before any court or other governmental authority or other regulatory body or any arbitrator as to which there is a reasonable possibility of a determination that would
               (A) materially impact the ability of Viking to conduct its business, (B) materially and adversely affect the business, operations or financial condition of Viking taken as a whole, or
               (C) impair the validity or enforceability of the Promissory Notes or the ability of Viking to perform its obligations under the Loan Documents;

                    (e) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of Viking as the holder from time to time may reasonably request.

               13.6. Inspection of Property. Viking will permit any representative designated by Lead Lender upon reasonable notice, during normal business hours, to (i) visit and inspect any of the properties of Viking, (ii) examine the financial records of Viking and make copies thereof or extracts therefrom, and (iii) discuss the affairs, finances and accounts of Viking with the officers, key employees and independent accountants of Viking. If Lead Lender has reasonable grounds for conducting an inspection, Viking shall reimburse the Lead Lender for all commercially reasonable costs and expenses incurred by Lead Lender in connection with any such inspection.

               13.7. Keeping of Records and Books of Account. Viking will keep adequate records and books of account, with complete entries made in accordance with generally accepted accounting principles, reflecting all of its financial and other business transactions.

               13.8 Additional Equity. Viking shall use its best efforts to raise up to $3,000,000 of equity on terms acceptable to St. Cloud by July 1, 2005.

     14. Negative Covenants of Viking.

          14.1.1 Until payment and performance in full of all obligations of Viking to the Investors pursuant to the terms of this Agreement and the Loan Documents, Viking shall not incur any liability or tax under Section 4971 of the Code in respect of an accumulated funding deficiency (or obtain any waiver under Section 412(d) of the Code or Section 303 of ERISA) or incur any material liability to the Pension Benefit Guaranty Corporation in connection with any employee benefit plan. No Reportable Event, as defined in Title IV of ERISA, will occur or continue with respect to any such plan.

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

          14.1.2 Until payment and performance in full of all obligations of Viking to the Investors pursuant to the terms of this Agreement and the Loan Documents, Viking shall not, without the prior written consent of the Required Investors, take any of the following actions:

               (a) Incur any indebtedness (other than in the ordinary course of its business or as contemplated by this Agreement and the Loan Documents) or grant any liens with respect to any of its assets;

               (b) Guaranty or otherwise in any way become or be responsible for indebtedness for borrowed money, or for obligations, in either case of any of its officers, directors or principal stockholders or any of their affiliates, contingently or otherwise;

               (c) Declare or pay dividends or make or authorize any distribution or payment upon any of its equity securities, or effect a reverse stock split or subdivision of any shares of capital stock of Viking;

               (d) Sell, transfer or dispose of, any of its assets other than in the ordinary course of its business and for fair value;

               (e) Purchase, redeem, retire or otherwise acquire for value any of its capital stock or securities convertible into, or any option, warrant or other right to acquire its capital stock now or hereafter outstanding other than pursuant to the terms of the Loan Documents;

               (f) Repay out of the proceeds of the Promissory Notes any indebtedness for borrowed funds or any related party obligations except for Promissory Notes heretofore issued to the Investors;

               (g) Issue equity below $0.20 per share;

               (h) Merge or consolidate with any Person, or sell, lease, license or otherwise dispose of any of its assets (other than in the ordinary course of business) or liquidate, dissolve, recapitalize or reorganize in any form of transaction;

               (i) Purchase, lease or otherwise acquire any assets pursuant to a contract requiring expenditures in excess of One Hundred Thousand Dollars ($100,000);

               (j) Enter into the active management or operation of any business other than the business as currently conducted by Viking;

               (k) Amend the articles of incorporation or by-laws of Viking;

               (l) Increase the total number of Directors to more than seven (7) Directors;

               (m) Execute, renew or modify any contract not in the ordinary course of business involving obligations of Viking in excess of One Hundred Thousand Dollars ($100,000);

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

               (o) Increase compensation or other benefits to any Person, other than in the ordinary course of business consistent with past practice with respect to non-officer employees and except as may be approved by the compensation committee of the Board of Directors with respect to executives and officers;

               (p) Enter into any transaction with any affiliate, director, officer, or employee of Viking involving, in the aggregate, more than Ten Thousand Dollars ($10,000), except that Borrower may enter into employment arrangements approved by the compensation committee of the Board of Directors;

               (q) Create or form a Subsidiary whether by acquisition, new capitalization, merger or otherwise; provided, that in the event that the Required Investors shall consent to the formation or acquisition by Viking of any new Subsidiary, or participation in any partnership or joint venture, whether or not wholly owned, Viking shall promptly and diligently take all actions necessary or required by Collateral Agent to cause such corporation, partnership, or other entity or venture to become a credit party for all purposes of this Agreement and a "Grantor" under a security agreement in favor of Collateral Agent, as agent for Investors (or any successor agent), in form and substance similar to the Security Agreement;

               (r) Enter or consummate any off-balance sheet transactions (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act);

               (s) Register any securities under the Securities Act in connection with an underwritten public offering unless Lead Lender reasonably consents to such registration (it being understood that it would not be unreasonable for Lead Lender to withhold its consent in any such registration in which Investors would not have registration rights that are pari passu with each other holder of securities of Viking having registration rights); or

               (t) Take any action, or fail to take any action, which would result in the invalidity, abandonment, misuse or unenforceability of any Proprietary Information or which would, to the knowledge of Viking, infringe upon or misappropriate any rights of other Persons.

     15. Grant of Preemptive Rights and Co-Sale Rights.

          15.1. Preemptive Rights. Viking hereby grants to each Investor on the terms and conditions set forth herein, a continuing right, exercisable by the Investors, in whole or in part, at any time and from time to time (the "Preemptive Right") to purchase from Viking, at the times set forth herein, shares of Common Stock or Convertible Securities. Notwithstanding anything else contained herein to the contrary, the Preemptive Right granted herein shall only be available and may only be exercised by an Investor in the event Viking issues or offers shares of its Common Stock or any Convertible Securities in a non-registered, private offering (a "Private Offering").

               15.1.1. Number of Shares. The number of shares of Common Stock (or Convertible Securities representing such Common Stock) that may be purchased by an Investor under the Preemptive Right shall be equal to the product of (i) a fraction, the numerator of which is the total number of shares of Common Stock owned by Investor at the time that

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

          were acquired pursuant to this Agreement or upon exercise or conversion of Securities acquired pursuant to this Agreement (calculated on a fully-diluted basis assuming conversion of the Promissory Notes and exercise of the Warrants) and the denominator of which is the total number of such shares of Common Stock held by all Investors that were acquired pursuant to this Agreement or upon exercise or conversion of Securities acquired pursuant to this Agreement (calculated on a fully-diluted basis assuming conversion of the Promissory Notes and exercise of the Warrants), multiplied by (ii) the number of shares of Common Stock (calculated on a fully-diluted basis) to be issued or offered as set forth in the Preemptive Right Notice (as so calculated, the "Eligible Preemptive Shares").

               15.1.2. Notice. Not fewer than 10 business days prior to the commencement of a Private Offering, Viking will notify in writing each of the Investors (a "Preemptive Right Notice"). Each Preemptive Right Notice must specify (a) the date on which Viking proposes to commence such Private Offering, (b) the price, number and description of equity securities Viking proposes to issue and the other terms and conditions of such issuance, and (c) the number of equity securities the Investor is entitled to purchase in such Private Offering.

               15.1.3. Preemptive Right Exercise and Price. (a) The Preemptive Right may be exercised by the Investor at any time within ten (10) business days after receipt of a Preemptive Right Notice ("Acceptance Period") by the delivery to Viking of a written notice to such effect specifying the number of equity securities in such Private Offering that that the Investors intends to purchase. Payment therefor shall be in certified funds as payment in full for such equity securities, against delivery of the securities at the principal offices of Viking, within five (5) business days after giving Viking such notice, or, if later, the closing date for such Private Offering. Each Investor shall also have the option, exercisable by so specifying in such written notice to Viking, to purchase on a pro rata basis similar to that described above, any remaining Eligible Preemptive Shares not purchased by the other Investors, in which case the Investor exercising such further option shall be deemed to have elected to purchase such remaining Eligible Preemptive Shares on a pro rata basis, up to the aggregate number of Eligible Preemptive Shares which such Investor shall have specified until either (i) no Investor shall have elected to purchase any further amount of the Eligible Preemptive Shares which are the subject of the Preemptive Right Notice or (ii) all the Eligible Preemptive Shares which are the subject of the Preemptive Right Notice shall have been subscribed for by the Investors. Viking shall promptly notify each Investor in writing of each notice of election received from Investors pursuant to this Section.


                    (b) Viking may,  during the sixty (60) day period  following the expiration of the Acceptance Period, offer the remaining unsubscribed portion of the Common Stock (or Convertible Securities representing such Common Stock) to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Preemptive Right Notice. If Viking does not enter into an agreement for the sale of the Common Stock (or Convertible Securities representing such Common Stock) within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such shares of Common Stock (or Convertible Securities representing such Common Stock) shall not be sold unless first reoffered to Investor in accordance herewith.

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

                    (c) The  Preemptive  Right may be assigned  by Investor  (or assignee thereof), in whole or in part, to an assignee of Investor.

               15.1.4. Termination of Preemptive Right. The Preemptive Right for an Investor shall terminate on the date that is six (6) months after the date the Promissory Note of the Investor has been repaid in full or converted in full into Common Stock; provided, however that with respect to St. Cloud, such Preemptive Right shall terminate on the later of (a) the date that is six (6) months from the date the Promissory Note of St. Cloud has been repaid in full or converted in full into Common Stock or (b) such date as St. Cloud shall have invested in Viking a minimum of $2,000,000 in additional equity.

          15.2. Co-Sale Rights. If Donald E. Tucker ("Major Shareholder") proposes to sell or transfer any shares of Common Stock in a Private Offering to any Person other than a Permitted Transferee (as defined below), in one or more related transactions (other than a transfer pursuant to an effective registration statement and other than transfers under Rule
     144), such Major Shareholder shall provide Investors with written notice of the proposed transfer stating the terms and conditions of such sale or transfer including, without limitation, the number of Common Stock proposed to be sold or transferred, the nature of such sale or transfer and the consideration to be paid and the name and address of each prospective purchaser or transferee (the "Major Shareholder Notice"). Investors shall have the right (the "Co-Sale Right"), exercisable upon written notice to such Major Shareholder within ten (10) business days after receipt of the Major Shareholder Notice to participate in such Major Shareholder's sale of Common Stock pursuant to the specified terms and conditions set forth in the Major Shareholder Notice. To the extent Investors exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of shares of Common Stock which such Major Shareholder may sell or transfer pursuant to the proposed sale or transfer described in the Major Shareholder Notice shall be correspondingly reduced. The Co-Sale Right of Investors shall be subject to the following terms and conditions:

               15.2.1. Calculation of Common Stock. Each Investor may sell all or any part of its shares of Common Stock equal to the product obtained by multiplying (i) the aggregate number of Common Stock covered by the Major Shareholder Notice by (ii) a fraction, the numerator of which is the total number of shares of Common Stock owned by Investor at the time (calculated on a fully-diluted basis assuming conversion of the Promissory Notes and exercise of the Warrants), and the denominator of which is the sum of (A) the total number of Common Stock owned by all Investors exercising Co-Sale Rights at the time (calculated on a fully-diluted basis assuming conversion of the Promissory Notes and exercise of the Warrants) plus (B) the total number of shares of Common Stock at the time owned by such Major Stockholder (calculated on a fully-diluted basis), including Common Stock or Convertible Securities transferred by such Major Shareholder to Permitted Transferees in accordance with this Agreement.

               15.2.2.  Delivery  of  Certificates.   Investor  may  effect  its
          participation in the sale by delivering to such Major  Shareholder for

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

          transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the securities which Investor elects to sell.

               15.2.3. Transfer. The certificate or certificates which Investor delivers to such Major Shareholder pursuant to Section 15.2.2 shall be delivered by such Major Shareholder to the prospective purchaser in consummation of the sale pursuant to the terms and conditions specified in the Major Shareholder Notice, and such Major Shareholder shall promptly thereafter remit to Investor that portion of the sale proceeds to which Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase securities from an Investor exercising its Co-Sale Right hereunder, such Major Shareholder shall not sell to such prospective purchaser or purchasers any Common Stock or Convertible Securities unless and until, simultaneously with such sale, such Major Shareholder shall purchase such securities from such Investor(s) for the same consideration and on the same terms and conditions as the proposed transfer described in the Major Shareholder Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by such Major Shareholder).

               15.2.4. Permitted Transfers. The provisions of Section 15.2 of this Agreement shall not pertain or apply to:

                    (i) Any bona fide gift;

                    (ii) Any transfer pursuant to applicable laws of descent and distribution, to the spouse or any lineal descendant (including by adoption) of such Major Shareholder; or

                    (iii)  Any   transfer   to  a  trust  of  which  such  Major
               Shareholder is the trustee and which is established for estate planning purposes.

               Provided that, in each case, that (i) such Major Shareholder shall inform Investor of such transfer or gift prior to effecting it, and (ii) the transferee or donee (each a "Permitted Transferee") shall furnish Investor with a written agreement to be bound by and comply with the provisions of this Section 15.2 applicable to such Major Shareholder.

               15.2.5. Assignment. The rights under this Section 15.2 may be assigned by an Investor (or assignee thereof) to any assignee of such Investor.

               15.2.6 Termination. The Co-Sale Right for an Investor shall terminate on the date that is two (2) years after the date the Promissory Note of the Investor has been repaid in full or converted in full into Common Stock.

     16. Conditions Precedent. The obligations of the Investors to fund the Loans hereunder, are subject to the following:

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

          (a) existing promissory notes evidencing loans made by Donald E. Tucker to Viking in the total principal amount of $500,000 shall have been converted into Common Stock at the price of $0.40 per share prior to the Closing Date; and

          (b) the $100,000 certificate of deposit owned by Donald E. Tucker and pledged to Silicon Valley Bank shall remain pledged to Silicon Valley Bank until the loan relating to such pledged certificate of deposit has been paid in full.

     17. SBIC Regulatory Provisions.

          17.1 Use of Proceeds.

               17.1.1 At such times as Lead Lender reasonably requests, Viking shall deliver to Lead Lender a written statement certified by Viking's Chief Financial Officer describing in reasonable detail the use of the proceeds from the transactions contemplated by the Loan Documents by Viking. In addition to any other rights granted hereunder, Viking shall grant Lead Lender and the SBA access to Viking's books and records for the purpose of verifying the use of such proceeds and verifying the certifications made by Viking in SBA forms Nos. 480, 652 and 1031, delivered pursuant to Section 3.1.10 and for the purpose of determining whether the principal business activity of Viking continues to constitute an eligible business activity (within the meaning of the SBIC Regulations).

               17.1.2 Viking shall not use any proceeds from the transactions contemplated by the Loan Documents substantially for a foreign operation, and no more than forty-nine percent (49%) of the employees or tangible assets of Viking will be outside the United States (unless Viking can show to the SBA's satisfaction, that proceeds from the transactions contemplated by the Loan Documents will be used for a specific domestic purpose).

               17.1.3 Viking shall not use any proceeds from the transactions contemplated by the Loan Documents for any purpose contrary to public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free enterprise, in each case, within the meaning of 13 C.F.R. Section 107.720.

          17.2 Regulatory Violation

          Upon the occurrence of a Regulatory Violation or in the event that Lead Lender determines in its good faith judgment that a Regulatory Violation has occurred, in addition to any other rights and remedies to which it may be entitled as a holder of the Securities under any of the Loan Documents, Lead Lender shall have the right to the extent required under the SBIC Regulations to demand the immediate repayment of the principal balance of the Promissory Notes, plus all accrued interest on the Promissory Notes, by delivering written notice of such demand to Viking. Viking shall make such payment by a cashier's or certified check or by wire transfer of immediately available funds to Lead Lender within thirty (30) days after Viking's receipt of the demand notice.

          17.3 Regulatory Compliance Cooperation. In the event that Lead Lender believes that it has a Regulatory Problem, Lead Lender shall have the right to transfer its Securities without regard to any restrictions on transfer

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

     set forth in this Agreement or any of the Loan Documents other than the restrictions under applicable securities law, and Viking shall take all such actions as are reasonably requested by Lead Lender in order to effectuate and facilitate any transfer by Lead Lender of the Securities then held by Lead Lender to any Person designated by Lead Lender.

          17.4 Economic Impact Information. Promptly after the end of each calendar year (but in any event prior to February 28 of each year), Viking shall deliver to Lead Lender a written assessment of the economic impact of Lead Lender's investment in Viking, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the businesses of Viking and on Taxes paid by Viking and its employees.

          17.5 Business Activity. For a period of one (1) year following the date hereof, Viking will not change its business activity if such change would render Viking ineligible to receive financial assistance from Lead Lender (within the meanings of 13 C.F.R. Sections 107.720 and 107.760(b)).

          17.6 Number of Members. Viking will notify Lead Lender from time to time when the number of its shareholders increases to or above or decreases below fifty (50).

          17.7 Compliance With Non-Discrimination Requirements. Viking shall comply at all times with the non-discrimination requirements of 13 C.F.R. Parts 112, 113 and 117.

     18. Lead Lender and Collateral Agent.

          18.1. Appointment and Authorization. Each Investor hereby designates and appoints St. Cloud as Lead Lender and Collateral Agent under this Agreement and the other Loan Documents and each Lender Investor irrevocably authorizes the Lead Lender and Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Lead Lender and Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the Security Agreement, nor shall the Lead Lender and Collateral Agent have or be deemed to have any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Lead Lender and Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Collateral Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including the exercise of remedies, and any action so taken or not taken shall be deemed consented to by the Investors.

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

          18.2. Delegation of Duties. The Lead Lender and Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Lead Lender and Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

          18.3. Liability of Lead Lender and Collateral Agent. Neither the Lead Lender nor the Collateral Agent (together with its affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such affiliates, the "Agent-Related Persons") shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Investors for any recital, statement, representation or warranty made by Viking contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Viking or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Investor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Viking.

          18.4. Reliance by Agent. The Lead Lender and Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Viking), independent accountants and other experts selected by the Lead Lender and Collateral Agent.

          18.5. Notice of Default. The Lead Lender and Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Lead Lender and Collateral Agent shall have received written notice from an Investor or Viking referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Lead Lender and Collateral Agent will notify the Investors of its receipt of any such notice. The Lead Lender and Collateral Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Investors in accordance with the Security Agreement; provided, however, that unless and until the Lead Lender and Collateral Agent has received any such request, the Lead Lender and Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

          18.6. Credit Decision. Each Investor acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Lead Lender and Collateral Agent hereinafter taken,

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

     including any review of the affairs of Viking, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Investor. Each Investor represents to the Lead Lender and Collateral Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Viking, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Viking. Each Investor also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Viking. Except for notices, reports and other documents expressly required to be furnished to the Investors by the Lead Lender and Collateral Agent herein or under the Security Agreement, the Lead Lender and Collateral Agent shall not have any duty or responsibility to provide any Investor with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Viking which may come into the possession of any of the Agent-Related Persons.

          18.7. Indemnification. Whether or not the transactions contemplated hereby are consummated, the Investors shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Viking and without limiting the obligation of Viking to do so), in accordance with their pro rata interest in the aggregate principal amount of the Loans, from and against any and all Indemnified Liabilities as such term is defined in Section 19; provided, however, that no Investor shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Investor shall reimburse the Lead Lender and Collateral Agent upon demand for its pro rata interest in the aggregate principal amount of the Loans of any costs or out-of-pocket expenses (including legal fees and expenses) incurred by the Lead Lender and Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Lead Lender and Collateral Agent is not reimbursed for such expenses by or on behalf of Viking. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Lead Lender and Collateral Agent.

          18.8. Agent in Individual Capacity. The Lead Lender and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Viking and affiliates as though the Lead Lender were not the Collateral Agent hereunder and without notice to or consent of the Investors. The Lead Lender or its affiliates may receive information regarding Viking

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

     (including information that may be subject to confidentiality obligations in favor of Viking) and the Investors acknowledge that the Collateral Agent and the Lead Lender shall be under no obligation to provide such information to them. With respect to its Loans, the Lead Lender shall have the same rights and powers under this Agreement as any other Investor and may exercise the same as though it were not the Collateral Agent, and the terms "Investor" and "Investors" include the Lead Lender in its individual capacity.

          18.9. Successor Agent. The Collateral Agent may resign as Collateral Agent upon at least ten (10) days' prior notice to the Investors and Viking. Subject to the foregoing, if the Collateral Agent resigns under this Agreement, the Required Investors shall appoint from among the Investors a successor agent for the Investors. If no successor agent is appointed prior to the effective date of the resignation of the Collateral Agent, the Collateral Agent may appoint, after consulting with the Investors and Viking, a successor agent from among the Investors. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term "Collateral Agent" shall mean such successor agent and the retiring Collateral Agent's appointment, powers and duties as Collateral Agent shall be terminated. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Article 18 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

          18.10. Collateral Matters. (a) The Investors hereby irrevocably authorize the Collateral Agent, at its option and in its sole discretion, to release any Liens in the Collateral granted to the Investors, for the benefit of the Investors pursuant to this Agreement and the other Loan Documents ("Agent's Liens") (i) upon payment and satisfaction in full by Viking of all Loans and all other Obligations; (ii) constituting property being sold or disposed of if Viking certifies to the Collateral Agent that the sale or disposition is made in compliance with the Security Agreement (and the Collateral Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which Viking owned no interest at the time the Lien was granted or at any time thereafter; or
     (iv) constituting property leased to Viking under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Collateral Agent will not release any of the Collateral Agent's Liens without the prior written authorization of the Investors; provided that the Collateral Agent may, in its discretion, release the Collateral Agent's Liens on Collateral valued in the aggregate not in excess of $250,000 during each fiscal year without the prior written authorization of the Investors and the Collateral Agent may release the Collateral Agent's Liens on Collateral valued in the aggregate not in excess of $500,000 during each fiscal year with the prior written authorization of Required Investors. Upon request by the Collateral Agent or Viking at any time, the Investors will confirm in writing the Collateral Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 18.10.

               (b) Upon receipt by the Collateral Agent of any authorization required pursuant to Section 18.10(a) from the Investors of the Collateral Agent's authority to release Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by Viking, the Collateral Agent shall (and is

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

          hereby irrevocably authorized by the Investors to) execute such documents as may be necessary to evidence the release of the Collateral Agent's Liens upon such Collateral; provided, however, that
          (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Viking in respect of) all interests retained by Viking, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

               (c) The Collateral Agent shall have no obligation whatsoever to any of the Investors to assure that the Collateral exists or is owned by Viking or is cared for, protected or insured or has been encumbered, or that the Collateral Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion given the Collateral Agent's own interest in the Collateral in its capacity as one of the Investors and that the Collateral Agent shall have no other duty or liability whatsoever to any Investor as to any of the foregoing.

          18.11. Restrictions on Actions by Investors; Sharing of Payments. (a) Each of the Investors agrees that it shall not, without the express consent of all Investors, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Investors, set off against the Obligations, any amounts owing by such Investor to Viking or any accounts of Viking now or hereafter maintained with such Investor. Each of the Investors further agrees that it shall not, unless specifically requested to do so by the Lead Lender and Collateral Agent, take or cause to be taken any action to enforce its rights under this Agreement or against Viking, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

               (b) If at any time or times any Investor shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of Viking to such Investor arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Investor from the Lead Lender and Collateral Agent pursuant to the terms of this Agreement, or (ii) payments from the Lead Lender and Collateral Agent in excess of such Investor's ratable portion of all such distributions by the Agent, such Investor shall promptly (1) turn the same over to the Lead Lender and Collateral Agent, in kind, and with such endorsements as may be required to negotiate the same to the Lead Lender and Collateral Agent, or in same day funds, as applicable, for the account of all of the Investors and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Investors so that such excess payment received shall be applied

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

          ratably as among the Investors in accordance with their pro rata interest in the aggregate principal amount of the Loans; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

          18.12. Agency for Perfection. Each Investor hereby appoints each other Investor as agent for the purpose of perfecting the Investors' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Investor (other than the Collateral Agent) obtain possession of any such Collateral, such Investor shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent's request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent's instructions.

          18.13. Concerning the Collateral and the Related Loan Documents. Each Investor authorizes and directs the Collateral Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Collateral Agent and the Investors. Each Investor agrees that any action taken by the Collateral Agent or Required Investors, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Collateral Agent or the Required Investors, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Investors. The Investors acknowledge that the Loans and all interest, fees and expenses hereunder constitute one debt of Viking, secured pari passu by all of the Collateral.

          18.14. Relation Among Investors. The Investors are not partners or co-venturers, and no Investor shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Collateral Agent) authorized to act for, any other Investor.

     19. Indemnity of the Agent and the Investors by Viking.

     Except as set forth in the Registration Rights Agreement, Viking agrees to defend, indemnify and hold the Agent-Related Persons, and each Investor and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including attorney fees) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Collateral Agent) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Viking shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities

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

resulting solely from the willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all Obligations.

     20. Representation by Counsel. Each party hereto represents and agrees with each other that it has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and that it has had the full right and opportunity to consult with its respective attorney(s), that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement in its entirety and have had it fully explained to them by such party's respective counsel, that each is fully aware of the contents thereof and its meaning, intent and legal effect, and that it or its authorized officer (as the case may be) is competent to execute this Agreement free from coercion, duress or undue influence. The parties to this Agreement participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, then this Agreement will be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof will arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any of the provisions of this Agreement.

     21. General Provisions.

          21.1. Expenses. Viking agrees to pay and save Lead Lender harmless against liability for the payment of the Transaction Expenses.

          21.2 Notice. Any notice required or desired to be given by the parties hereto shall be in writing and may be personally delivered; mailed by regular mail or certified mail, return receipt requested; sent by telephone facsimile with a hard copy sent by regular mail; or sent by a nationally recognized receipted overnight delivery service, including, by example and not limitation, United Parcel Service, Federal Express, or Airborne Express. Any such notice shall be deemed given when personally delivered; if mailed by regular mail, three (3) days after deposit in the United States mail, postage prepaid; if mailed by certified mail, return receipt requested, three (3) days after deposit in the United States mail, postage prepaid, or on the day of receipt by the recipient, whichever is sooner; if sent by telephone facsimile, on the day sent if sent on a business day during normal business hours of the recipient or on the next business day if sent at any other time; or if sent by overnight delivery service, one
     (1) business day after deposit in the custody of the delivery service. The addresses and telephone numbers for the mailing, transmitting, or delivering of notices shall be as follows:

      If to Lead Lender and Collateral
      Agent, to:                              St. Cloud Capital Partners, LP
                                              10866 Wilshire Boulevard,
                                              Suite 1450
                                              Los Angeles, CA  90024
                                              Facsimile:  (310) 475-0550
                                              Attn: Cary S. Fitchey

      If to Viking, to:                       Viking Systems, Inc.
                                              7514 Girard Avenue, Suite 1509
                                              La Jolla, CA 92037
                                              Facsimile:  858-225-0467
                                              Attn: Tom Marsh

      With copies to:                         Cohne, Rappaport & Segal
                                              257 East 200 South, Suite 700
                                              Salt Lake City, UT 84111
                                              Facsimile:  801-355-1813
                                              Attn: A. O. Headman, Jr.

      If to the Investors:                    (see signature page or Annex A)

Notices of a change of address of a party shall be given in the same manner as all other notices as hereinabove provided.

          21.3. Terms Survive. All agreements, representations, warranties, and covenants made by Viking shall survive the execution and delivery of this Agreement and the Loan Documents and shall continue in full force and effect so long as any obligation to the Investor contemplated by this Agreement is outstanding and unpaid and thereafter as herein provided.

          21.4. No Assignment. The parties agree that neither this Agreement nor any of the Loan Documents may be assigned by Viking.

          21.5. Governing Law. This Agreement and the Loan Documents shall be governed by and construed in accordance with the laws of the State of California.

          21.6. Jurisdiction. The Parties agree and consent that the courts of the State of California shall have jurisdiction with respect to enforcement of this Agreement or any Loan Documents executed in connection herewith and shall have jurisdiction with respect to any disputes or with respect to any legal proceedings involving claims arising out of this Agreement or the Loan Documents.

          21.7. Amendments. No provision or term of this Agreement may be amended, modified, revoked, supplemented, waived, or otherwise changed, except by a written instrument duly executed by Viking and the Investors (including St. Cloud) and designated as an amendment, supplement, or waiver. Viking agrees to pay any fees incurred by Investors in connection with any consent, waiver or amendment of any Loan Document.

          21.8. Counting of Days. Unless otherwise indicated, the term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday, or holiday officially recognized by the State of California, the period shall be deemed to end on the next succeeding business day.

          21.9. Headings. The article and section headings herein are for convenience only and shall not affect the construction hereof.

          21.10. Entire Agreement. This Agreement and the other Loan Documents constitute the final expression of the agreement and understanding of the parties with respect to the general subject matter hereof and supersede any previous understanding, negotiations, or discussions, whether written or oral. This Agreement and the Loan Documents may not be contradicted by evidence of any alleged oral agreement.

          21.11. Conflict. If the term of any other Loan Document, except the Promissory Note, shall be in conflict with this Agreement, this Agreement shall govern to the extent of the conflict. If the terms of this Agreement shall be in conflict with the Promissory Note, the Promissory Note will govern to the extent of the conflict.

          21.12. Use of Terms. As used herein, words in any gender shall be deemed to include the other genders, and the singular shall be deemed to include the plural, and vice versa.

          21.13. Agency. Nothing in this Agreement shall be construed to constitute the creation of a partnership or joint venture between the Investors and Viking. No Investor is an agent or representative of Viking.

          21.14. Authority to File Notices. Viking hereby appoints and designates the Collateral Agent as its attorney-in-fact to file, for record any notice that the Collateral Agent deems necessary to protect the Secured Parties' interests under the Security Agreement. This power shall be deemed coupled with an interest and shall be irrevocable while any sum or performance remains due and owing under any of the Loan Documents.

          21.15. Waiver. An Investor shall not be deemed to have waived any rights hereunder unless such waiver is given in writing and signed by such Investor. No delay or admission on the part of an Investor in exercising any right shall operate as a waiver of such right or any other right. A written waiver by an Investor of a provision of this Agreement shall not prejudice or constitute a waiver of the Investor's rights otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior written waiver by the Investor, nor any course of dealing between the Investor and Viking, shall constitute a waiver of any of the Investor's rights or obligations. Whenever the consent of the Investor is required under this Agreement, the granting of such consent by the Investor in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases, such consent may be granted or withheld in the sole discretion of the Investor.

          21.16. Severability. If a court of competent jurisdiction finds any provision of this Agreement or any of the Loan Documents to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity. However, if the offending provision cannot be so modified, it shall be stricken, and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

                            [Signature Page Follows]

                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

     IN WITNESS WHEREOF, each of the parties to this Agreement has executed this Agreement on the day and year above written.

                                          VIKING:

                                          Viking Systems, Inc.,
                                          a Nevada corporation


                                          By:  /s/ Thomas B. Marsh, President

                                          LEAD LENDER and COLLATERAL
                                          AGENT:

                                          St. Cloud Capital Partners, L.P.

                                          By:   SCGP, LLC
                                          Its:  General Partner


                                          By: /s/ Cary S. Fitchey
                                          Name:  Cary S. Fitchey
                                          Title:    Senior Managing Member

                                          Address:
                                          10866 Wilshire Boulevard, Suite 1450
                                          Los Angeles, CA  90024
                                          Facsimile:  (310)475-0550

                                          With a copy to:
                                          Latham & Watkins LLP
                                          633 West Fifth Street, Suite 4000
                                          Los Angeles, California  90071
                                          Facsimile:  (213)891-8763
                                          Attention:  W. Alex Voxman, Esq.

                SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                SIGNATURE PAGE TO


                          SECURITIES PURCHASE AGREEMENT

                           DATED AS OF MARCH 22, 2005

                                  BY AND AMONG

                              VIKING SYSTEMS, INC.,

                        ST. CLOUD CAPITAL PARTNERS, L.P.,
                     AS "LEAD LENDER" AND "COLLATERAL AGENT"

                         AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Securities Purchase Agreement (the "Securities Purchase Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Securities Purchase Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of such Securities Purchase Agreement.


                                          INVESTORS:


                                          By: /s/ Donald Tucker


                                          Name:         Donald Tucker
                                                           (Print)

                                          Title:            --------
                                                        (If applicable)

                                          Address     1626 Clemson Circle
                                                      La Jolla, California 92037
                                          Facsimile



                      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                SIGNATURE PAGE TO


                          SECURITIES PURCHASE AGREEMENT

                           DATED AS OF MARCH 22, 2005

                                  BY AND AMONG

                              VIKING SYSTEMS, INC.,

                        ST. CLOUD CAPITAL PARTNERS, L.P.,
                     AS "LEAD LENDER" AND "COLLATERAL AGENT"

                         AND EACH INVESTOR NAMED THEREIN

     The undersigned hereby executes and delivers the Securities Purchase Agreement (the "Securities Purchase Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Securities Purchase Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of such Securities Purchase Agreement.


                                          INVESTORS:


                                          By: /s/ Brian Miller


                                          Name:           Brian Miller
                                                            (Print)

                                          Title:            --------
                                                         (If applicable)

                                          Address   c/o EVP Strategic Alliances
                                                    One Market Plaza Spear Tower
                                                    Suite 700
                                                    San Francisco, CA  94105
                                          Facsimile

                      SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                                                                         ANNEX A

-------------------------------------------------------------------------------
                                  SCHEDULE OF INVESTORS
--------------------------------------------------------------------------------

          INVESTOR                    ADDRESS             LOAN    WARRANT SHARES
--------------------------------------------------------------------------------
St. Cloud Capital Partners,  10866 Wilshire Boulevard   $750,000      937,500
            L.P.                     Suite 1450
                               Los Angeles, CA 90024
                             Facsimile: (310)475-0550
                                Attn: Cary Fitchey

--------------------------------------------------------------------------------
       Donald Tucker            1626 Clemson Circle     $500,000      625,000
                                La Jolla, CA 92037
                                Facsimile: ________

--------------------------------------------------------------------------------
        Brian Miller             c/o EVP Strategic      $300,000      375,000
                                     Alliances
                              One Market Plaza Spear
                                      Tower,
                                     Suite 700
                              San Francisco, CA 94105
                                Facsimile:_________
                                Attn: Brian Miller

--------------------------------------------------------------------------------
   Pacific Asset Partners     Pacific Asset Partners    $200,000      250,000
                             222 Kearny Street, Suite
                                        410
                              San Francisco, CA 94108
                               Facsimile: _________
                             Attn: Robert M. Stafford

--------------------------------------------------------------------------------
       John S. Lemak             2828 Routh Street      $100,000      125,000
                                     Suite 500
                                Dallas, Texas 75201
                                 Facsimile: (214)
                                     849-9879
                                Attn: John S. Lemak

--------------------------------------------------------------------------------
 Sandor Capital Master Fund      2828 Routh Street      $300,000      375,000
                                     Suite 500
                                Dallas, Texas 75201
                                 Facsimile: (214)
                                     849-9879
                                Attn: John S. Lemak

--------------------------------------------------------------------------------

                                    Annex A-1

                                                                       EXHIBIT A


                                      PROMISSORY NOTE

                                                                       EXHIBIT B


                                          WARRANT

                                                                       EXHIBIT C


                               REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT D


                                     SECURITY AGREEMENT

                                                                       EXHIBIT E

                                 FORM OF ADDENDUM AGREEMENT

                                        ADDENDUM TO
                               SECURITIES PURCHASE AGREEMENT


     This Addendum to the Securities Purchase Agreement (the "Addendum") is made as of ___________, 2005, by and among Viking Systems, Inc., a Nevada corporation ("Viking"), and the individuals and entities listed on the signature page attached hereto (the "Additional Investors").

     On March, 22, 2005, Viking entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with St. Cloud Capital Partners, L.P., a Delaware limited partnership ("St. Cloud"), as "Lead Lender" and "Collateral Agent," and St. Cloud, Brian Miller and Donald Tucker as Investors. The Securities Purchase Agreement provides in Section 2 thereof that additional Investors may, under the terms and pursuant to the conditions set forth therein, become parties to the Securities Purchase Agreement.

                                    AGREEMENT

     In  consideration   of  the  mutual  promises,   covenants  and  conditions
hereinafter set forth, the parties hereto mutually agree as follows:

     1. Loan. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2 hereof), Viking agrees to borrow from each Additional Investor, and each Additional Investor, severally and not jointly, agrees to lend to Viking, the amount set forth opposite such Additional Investor's name on Exhibit A hereto. Each of the Additional Investors, by their signatures hereto, shall hereby (i) become parties to the Securities Purchase Agreement, (ii) be considered an "Investor" for all purposes under the Securities Purchase
Agreement and (iii) have all the rights and obligations of an Investor thereunder.

     2. Closing. The closing of the transactions contemplated hereunder and under the Securities Purchase Agreement (the "Closing") shall be held at the offices of Latham & Watkins, 633 West Fifth Street, Los Angeles, California, at _____ __.m., on __________, 2005, or at such other time and place as Viking and the Additional Investors may agree.

     3. Delivery. At the Closing, (i) Viking shall deliver to each Additional Investor or its counsel, the instruments and documents set forth in Section 3.1 of the Securities Purchase Agreement; and (ii) each Additional Investor shall deliver to Viking the instruments and documents set forth in Section 3.2 of the Securities Purchase Agreement.

     4. Representations and Warranties.

          4.1 Representations and Warranties of Viking. Each Additional Investor hereby acknowledges receipt of the Securities Purchase Agreement and the exhibits thereto. Viking affirms to each Additional Investor that:

               (i) The  representations  and  warranties  of Viking set forth in
          Section 11 of the Securities Purchase Agreement were true and correct in all respects when made;

               (ii) Such representations and warranties, which are incorporated herein by this reference and made a part hereof, remain true and accurate in all respects as of the date hereof, except for changes resulting from the transactions contemplated in the Securities Purchase Agreement.

          4.2 Representations and Warranties of Additional Investors. Each Additional Investor acknowledges that such Additional Investor has reviewed the representations and warranties set forth in Section 12 of the Securities Purchase Agreement and agrees with Viking that such representations and warranties, which are incorporated herein by this reference and made a part hereof, are true and correct as of the date hereof as they relate to such Additional Investor.

     5. Miscellaneous.

          5.1 Incorporation by Reference. The provisions set forth in Section 21 of the Purchase Agreement are incorporated herein by this reference and made a part hereof.

          5.2 Counterparts. This Addendum may be executed in any number of counterparts, each of which may be executed by less than all of the Additional Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.




                            [Signature Page Follows]

     The parties hereto have executed this Addendum as of the date first set forth above.

                                          VIKING:

                                          Viking Systems, Inc.,
                                          a Nevada corporation


                                          By:______________________________
                                               Thomas B. Marsh, President


                                          ADDITIONAL INVESTORS:


                                          By:_______________________________


                                          Name:_____________________________
                                                               (Print)

                                          Title:____________________________
                                                           (If applicable)

                                          Address___________________________
                                          __________________________________
                                          Facsimile_________________________


                                       3